\

                                                      SEMI-ANNUAL REPORT
THE LATIN AMERICAN DISCOVERY FUND, INC.
                                                      JUNE 30, 2002
DIRECTORS AND OFFICERS
BARTON M. BIGGS          WILLIAM G. MORTON, JR.
CHAIRMAN OF THE          DIRECTOR
BOARD OF DIRECTORS
                         MICHAEL NUGENT
RONALD E. ROBISON        DIRECTOR
PRESIDENT AND DIRECTOR
                         FERGUS REID
JOHN D. BARRETT II       DIRECTOR
DIRECTOR
                         STEFANIE V. CHANG
THOMAS P. GERRITY        VICE PRESIDENT
DIRECTOR
                         LORRAINE TRUTEN
GERARD E. JONES          VICE PRESIDENT
DIRECTOR
                         JAMES W. GARRETT           [MORGAN STANLEY LOGO]
JOSEPH J. KEARNS         TREASURER
DIRECTOR
                         MARY E. MULLIN
VINCENT R. MCLEAN        SECRETARY                  THE LATIN AMERICAN DISCOVERY
DIRECTOR                                            FUND, INC.
                         BELINDA A. BRADY
C. OSCAR MORONG, JR.     ASSISTANT TREASURER
DIRECTOR

INVESTMENT ADVISER
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10020

ADMINISTRATOR
JPMORGAN CHASE BANK
73 TREMONT STREET
BOSTON, MASSACHUSETTS 02108

CUSTODIAN
JPMORGAN CHASE BANK
3 CHASE METROTECH CENTER
BROOKLYN, NEW YORK 11245

STOCKHOLDER SERVICING AGENT
AMERICAN STOCK TRANSFER & TRUST COMPANY
59 MAIDEN LANE
NEW YORK, NEW YORK 10030
(800) 278-4353

LEGAL COUNSEL
CLIFFORD CHANCE ROGERS & WELLS LLP
200 PARK AVENUE
NEW YORK, NEW YORK 10166

INDEPENDENT AUDITOR
ERNST & YOUNG LLP
200 CLARENDON STREET
BOSTON, MASSACHUSETTS 02116

FOR ADDITIONAL FUND INFORMATION, INCLUDING            MORGAN STANLEY
THE FUND'S NET ASSET VALUE PER SHARE AND              INVESTMENT MANAGEMENT INC.
INFORMATION REGARDING THE INVESTMENTS COMPRISING      INVESTMENT ADVISER
THE FUND'S PORTFOLIO, PLEASE CALL 1-800-221-6726
OR VISIT OUR WEBSITE AT www.morganstanley.com/im.

                                         THE LATIN AMERICAN DISCOVERY FUND, INC.

                                         OVERVIEW

LETTER TO STOCKHOLDERS

For the six months ended June 30, 2002, The Latin American Discovery Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -11.33% compared with -14.82% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Latin America Net Index (the "Index"). On June 30, 2002, the closing price of the Fund's shares on the New York Stock Exchange was $8.62, representing a 17.7% discount to the Fund's net asset value per share.

MARKET REVIEW

The Fund's underweight position in Argentina (-64.7%, Index return) coupled with an overweight stance in Mexico (-4.7%) was the primary contributor to relative performance. Stock selection in Venezuela, Argentina and Brazil were positive contributors to relative performance, while selection in Mexico and Chile detracted from performance.

The Latin American region, despite a relatively strong first quarter return of +8.1%, weakened sharply during the second quarter and ended down 11.9% for the six months ending June 30, 2002. The smaller defensive markets of Peru and Chile gained 12.8% and 10.2%, respectively, during the period in review which helped to reduce sharp losses in Argentina (-64.7%), Brazil (-19.8%), Venezuela (-17.4%) and Chile (-16.0%). Nevertheless, Latin American equities have been relatively resilient despite global market turmoil and continue to outperform U.S. markets as measured by the S&P 500 and NASDAQ Composite returning -13.2% and -25.0%, respectively.

During the first quarter of 2002, Latin American equities, led by strong country returns in Mexico (+17.3%) and Brazil (+7.1%), gained 8.1% as markets in the region were supported by expectations of a U.S.-led economic recovery and positive economic data from select Latin American countries. However, after outperforming during the first quarter and rebounding 37.2% from September lows, Latin American equities fell 21.2% in the second quarter of 2002. Second quarter performance was hampered by domestic factors primarily due to politics in Brazil, a lack of confidence in Mexico and Chile and the continuing crisis in Argentina. External factors also hampered Latin American markets as concerns grew about the quality of corporate earnings in America and the U.S. dollar's sharp decline in the second quarter. Mounting concerns about the sustainability of the U.S. current account deficit against a backdrop of poor corporate profitability hit the U.S. dollar and helped send currencies across Latin America lower led by the Venezuelan Bolivar (-34.4%), Argentine Peso (-23.0%), Brazilian Real (-17.5%) and Mexican Peso (-9.2%).

MARKET OUTLOOK

Overall, we remain positive on Latin American markets. In the near-term, we believe two key developments will influence Latin America's performance. First, any recovery in the U.S. economy should have a positive impact on Mexico during the second half of this year. We are optimistic about the Mexican stock market and therefore we expect to keep our overweight position. Second, with the resolution of the presidential elections in Brazil, during the month of October, we believe economic growth will resume either in the fourth quarter of 2002 or the first quarter of 2003. Given this outlook, we are expecting to increase our underweight position to an overweight position in Brazil once we begin to see evidence that the political risk of the elections is priced in.

Sincerely,

/s/ Ronald E. Robison

Ronald E. Robison
President and Director

                                                                       July 2002

                                         THE LATIN AMERICAN DISCOVERY FUND, INC.

                                         JUNE 30, 2002

INVESTMENT SUMMARY

Historical Information (Unaudited)

                                                     TOTAL RETURN (%)
                  ----------------------------------------------------------------------------------
                       MARKET VALUE(1)             NET ASSET VALUE(2)              INDEX(3)
                  ----------------------------------------------------------------------------------
                                    AVERAGE                    AVERAGE                    AVERAGE
                  CUMULATIVE         ANNUAL     CUMULATIVE      ANNUAL     CUMULATIVE      ANNUAL
----------------------------------------------------------------------------------------------------
Year to Date          (10.53)%           --         (11.33)%        --         (14.82)%        --
One Year              (15.22)        (15.22)%       (16.72)     (16.72)%       (20.16)     (20.16)%
Five Year             (22.47)         (4.96)        (13.01)      (2.75)        (31.68)      (7.34)
Ten Year               98.42           7.09         142.45        9.26          66.87        5.25
Since Inception*       97.02           7.01         139.53        9.10          61.90        4.93

Past performance is not predictive of future performance.

[CHART]

                      THE LATIN AMERICAN                     MSCI EMF LATIN
                    DISCOVERY FUND, INC.(2)               AMERICA NET INDEX(3)
1992                        8.01%                                 2.00%
1993                       65.36%                                53.92%
1994                       -0.14%                                 0.64%
1995                      -27.61%+                              -12.83%
1996                       47.19%                                22.21%
1997                       43.06%                                31.64%
1998                      -33.53%                               -35.11%
1999                       73.78%                                58.36%
2000                      -13.86%                               -16.81%
2001                       -0.08%                                -0.64%
Six Months Ended
June 30, 2002             -11.33%                               -14.82%

Returns and Per Share Information

                                                                                                                     SIX MONTHS
                                                                                                                        ENDED
                                                            YEAR ENDED DECEMBER 31,                                    JUNE 30,
                            --------------------------------------------------------------------------------------------------------
                              1992*     1993     1994      1995       1996      1997     1998     1999     2000     2001     2002
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share   $ 15.23   $23.31  $ 17.16   $ 10.98    $ 14.77   $ 20.34   $ 8.19   $14.11   $12.04   $11.90   $10.48
------------------------------------------------------------------------------------------------------------------------------------
Market Value Per Share      $ 13.25   $27.13  $ 18.25   $  9.88    $ 12.50   $ 17.94   $ 6.19   $10.69   $ 9.50   $ 9.70   $ 8.62
------------------------------------------------------------------------------------------------------------------------------------
Premium/(Discount)            (13.0)%   16.4%     6.4%    (10.0)%    (15.4)%   (11.8)%  (24.4)%  (24.2)%  (21.1)%  (18.5)%  (17.7)%
------------------------------------------------------------------------------------------------------------------------------------
Income Dividends                 --       --  $  0.00#       --    $  0.16        --   $ 0.08   $ 0.09   $ 0.10   $ 0.11   $ 0.06
------------------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions      --       --  $  5.74   $  0.45    $  1.14   $  0.70   $ 6.67       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
Fund Total Return(2)           8.01%   65.36%   (0.14)%  (27.61)%+   47.19%    43.06%  (33.53)%  73.78%  (13.86)%  (0.08)% (11.33)%
------------------------------------------------------------------------------------------------------------------------------------
Index Total Return(3)          2.00%   53.92%    0.64%   (12.83)%    22.21%    31.64%  (35.11)%  58.36%  (16.81)%  (0.64)% (14.82)%
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Morgan Stanley Capital International Emerging Markets Free Latin America Net Index is a broad based market cap weighted composite index covering at least 60% of markets in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. The Index takes into account local market restrictions for specific securities or classes of shares that may be excluded from or limited for foreign investor ownership. The net dividends reinvested series approximate the minumum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate applicable to non-resident individuals who do not benefit from double taxation treaties.
  * The Fund commenced operations on June 23, 1992.
  # Amount is less than $0.01 per share.
  + This return does not include the effect of the rights issued in connection with the rights offering.

    FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

                                         THE LATIN AMERICAN DISCOVERY FUND, INC.

                                         JUNE 30, 2002 (UNAUDITED)

PORTFOLIO SUMMARY

Allocation of Total Investments

[CHART]

                ---------------------------------------------------------
                Equity Securities                                    95.8%
                Short-Term Investments                                4.2
                ---------------------------------------------------------

Industries

[CHART]

                ---------------------------------------------------------
                Diversified Telecommunication Services               20.3%
                Beverages                                            14.5
                Banks                                                11.8
                Oil & Gas                                            10.1
                Metals & Mining                                       7.7
                Wireless Telecommunication Services                   6.4
                Multiline Retail                                      5.9
                Construction Materials                                4.3
                Media                                                 3.4
                Electric Utilities                                    3.0
                Other                                                12.6
                ---------------------------------------------------------

Country Weightings

[CHART]

                ---------------------------------------------------------
                Mexico                                               50.6%
                Brazil                                               37.6
                Chile                                                 5.0
                Venezuela                                             1.8
                Argentina                                             0.7
                Other                                                 4.3
                ---------------------------------------------------------

Ten Largest Holdings*

                                                PERCENT OF
                                                NET ASSETS
----------------------------------------------------------
 1.  Telmex (Mexico)                                 14.0%
 2.  Petrobras SA (Brazil)                           10.1
 3.  Wal-mart de Mexico (Mexico)                      5.9
 4.  Femsa (Mexico)                                   5.8
 5.  Bancomer (Mexico)                                5.6
 6.  Companhia de Bebidas das Americas (Brazil)       5.3
 7.  CVRD (Brazil)                                    5.0
 8.  America Movil SA de CV (Mexico)                  4.9
 9.  Cemex SA (Mexico)                                4.3
10.  Banco Itau SA (Brazil)                           3.4
                                                     ----
                                                     64.3%
                                                     ====

   * Excludes Short-Term Investments

                                         THE LATIN AMERICAN DISCOVERY FUND, INC.

                                         FINANCIAL STATEMENTS
                                         JUNE 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                                 VALUE
                                            SHARES               (000)
-------------------------------------------------------------------------
COMMON STOCKS (95.7%)
(UNLESS OTHERWISE NOTED)
=========================================================================
ARGENTINA (0.7%)
BEVERAGES
  Quinsa ADR                                   75,477         $       738
-------------------------------------------------------------------------
BRAZIL (37.6%)
AEROSPACE & DEFENSE
  Embraer ADR                                  85,345               1,826
-------------------------------------------------------------------------
BANKS
  Banco Bradesco (Preferred)              486,527,057               1,941
  Banco Brandesco SA                           23,528                 465
  Banco Itau SA (Preferred)                67,904,340               3,832
  Banco Nacional SA (Preferred)            95,420,000 (a,b)            --@
-------------------------------------------------------------------------
                                                                    6,238
-------------------------------------------------------------------------
BEVERAGES
  Companhia de Bebidas das Americas         4,120,000                 648
  Companhia de Bebidas das Americas ADR       340,692               5,294
-------------------------------------------------------------------------
                                                                    5,942
-------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Brasil Telecom Participacoes SA
    (Preferred)                            23,177,250                 130
  Brasil Telecom SA (Preferred)            30,005,689                 120
  Tele Norte Leste Participacoes SA
    (Preferred)                           197,706,796               1,998
  Tele Norte Leste Participacoes SA
    (Preferred) ADR                            27,896                 278
-------------------------------------------------------------------------
                                                                    2,526
-------------------------------------------------------------------------
ELECTRIC UTILITIES
  CEMIG (Preferred)                        60,291,838                 681
  CEMIG ADR                                    72,482                 815
  Copel (Preferred) 'B'                   154,784,500                 634
  Copel (Preferred) ADR                            16                  --@
  Eletrobras                                9,112,950                  95
  Eletrobras (Preferred) 'B'               19,452,880                 186
  Eletrobras (Preferred) ADR                   96,970                 458
  Eletrobras ADR                               24,430                 126
-------------------------------------------------------------------------
                                                                    2,995
-------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES
  Itau (Preferred)                          1,325,070                 889
-------------------------------------------------------------------------
METALS & MINING
  CSN                                      76,592,100         $     1,223
  CSN ADR                                      16,600                 263
  CVRD (Bonus Shares)                         116,420 (b)              --@
  CVRD (Preferred) 'A'                        138,638               3,592
  CVRD (Preferred) ADR                         47,249               1,226
  CVRD ADR                                     29,090 (a)             805
  Gerdau (Preferred)                      128,304,844               1,349
-------------------------------------------------------------------------
                                                                    8,458
-------------------------------------------------------------------------
MULTILINE RETAIL
  Lojas Arapua SA (Preferred)              41,337,400 (a,b)            --@
  Lojas Arapua SA (Preferred) ADR              20,775 (a,b)            --@
-------------------------------------------------------------------------
                                                                       --@
-------------------------------------------------------------------------
OIL & GAS
  Petrobras                                    87,331               1,658
  Petrobras SA (Preferred)                     78,894               1,380
  Petrobras SA (Preferred) ADR                140,690               2,448
  Petrobras SA ADR                            314,519               5,932
-------------------------------------------------------------------------
                                                                   11,418
-------------------------------------------------------------------------
PAPER & FOREST PRODUCTS
  Votorantim Celulose e Papel (Preferred)   6,760,000                 252
  Votorantim Celulose e Papel SA ADR           26,890                 508
-------------------------------------------------------------------------
                                                                      760
-------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES
  Brasil Telecom SA                         1,303,793                   4
  Celular CRT (Preferred) 'A'               3,402,684                 495
  Tele Centro Oeste Celular
    Participacoes SA                          219,200                 971
-------------------------------------------------------------------------
                                                                    1,470
-------------------------------------------------------------------------
                                                                   42,522
=========================================================================
CHILE (5.0%)
BANKS
  Banco Santander Chile ADR                    23,200                 302
  Banco Santiago ADR                           26,995                 468
-------------------------------------------------------------------------
                                                                      770
-------------------------------------------------------------------------
BEVERAGES
  CCU (ADR)                                    59,200                 909
-------------------------------------------------------------------------
DIVERSIFIED FINANCIALS
  Banco de Chile                               60,237                 982
-------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                         THE LATIN AMERICAN DISCOVERY FUND, INC.

                                         FINANCIAL STATEMENTS
                                         JUNE 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                                 VALUE
                                          SHARES                 (000)
-------------------------------------------------------------------------
CHILE  (CONTINUED)
DIVERSIFIED TELECOMMUNICATION SERVICES
  Telefonica CTC ADR                          182,252         $     2,232
-------------------------------------------------------------------------
ELECTRIC UTILITIES
  Enersis SA ADR                               63,148 (a)             366
-------------------------------------------------------------------------
FOOD & DRUG RETAILING
  D&S ADR                                      37,675                 448
-------------------------------------------------------------------------
                                                                    5,707
=========================================================================
MEXICO (50.6%)
BANKS
  Bancomer 'O'                              7,693,502 (a)           6,284
-------------------------------------------------------------------------
BEVERAGES
  Coca-Cola Femsa ADR                          47,700               1,145
  Femsa ADR                                    91,653               3,595
  Femsa UBD                                   770,519               3,016
  Panamerican Beverages, Inc. 'A'              71,850               1,024
-------------------------------------------------------------------------
                                                                    8,780
-------------------------------------------------------------------------
CONSTRUCTION MATERIALS
  Cemex SA ADR                                 14,222                 375
  Cemex SA CPO                                848,746               4,493
-------------------------------------------------------------------------
                                                                    4,868
-------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Carso Global Telecom                        316,444 (a)             342
  Telmex 'L' ADR                              494,792              15,873
-------------------------------------------------------------------------
                                                                   16,215
-------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES
  Tubos de Acero de Mexico ADR                121,412               1,117
-------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES
  Grupo Carso SA 'A1'                          45,645 (a)             137
-------------------------------------------------------------------------
MEDIA
  Grupo Televisa CPO GDR                      101,971 (a)           3,812
-------------------------------------------------------------------------
METALS & MINING
  Nuevo Grupo Mexico 'B'                      170,610                 245
-------------------------------------------------------------------------
MULTILINE RETAIL
  Wal-mart de Mexico 'C'                      981,160               2,265
  Wal-mart de Mexico 'V'                    1,511,455               4,101
  Wal-mart de Mexico ADR                       11,250                 306
-------------------------------------------------------------------------
                                                                    6,672
-------------------------------------------------------------------------
PAPER & FOREST PRODUCTS
  Kimberly-Clark de Mexico SA 'A'             824,574               2,199
-------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE
  Grupo Aeroportuario del Sureste ADR          11,100                 143
  Grupo Aeroportuario del Sureste-B           756,600 (a)             992
-------------------------------------------------------------------------
                                                                    1,135
-------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES
  America Movil SA de CV ADR                  414,819               5,559
  America Telecom SA de CV                    316,444 (a)             187
-------------------------------------------------------------------------
                                                                    5,746
-------------------------------------------------------------------------
                                                                   57,210
=========================================================================
VENEZUELA (1.8%)
DIVERSIFIED TELECOMMUNICATION SERVICES
  Compania Anonima Nacional
    Telefonos ADR                             142,730               2,031
-------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $119,124)                                                 108,208
=========================================================================

                                                 FACE
                                               AMOUNT
                                                (000)
-------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.0%)
=========================================================================
UNITED STATES (4.0%)
REPURCHASE AGREEMENT
  J.P. Morgan Securities Inc., 1.95%,
    dated 6/28/02, due 7/01/02
  (Cost $4,559)                             $   4,559               4,559
=========================================================================
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN (0.2%)
=========================================================================
  Brazilian Real  BRL                             480                 171
  Mexican Peso    MXN                               3                  --@
-------------------------------------------------------------------------
TOTAL FOREIGN CURRENCY
  (Cost $169)                                                         171
=========================================================================

    The accompanying notes are an integral part of the financial statements.

                                         THE LATIN AMERICAN DISCOVERY FUND, INC.

                                         FINANCIAL STATEMENTS
                                         JUNE 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                                    VALUE
                                                                    (000)
-------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
  (Cost $123,852)                                             $   112,938
=========================================================================

                                                VALUE
                                                (000)
-------------------------------------------------------------------------
OTHER ASSETS (1.0%)
  Cash                                      $      39
  Dividends Receivable                            545
  Receivable for Investments Sold                 459
  Interest Receivable                               1
  Other                                            26               1,070
=========================================================================
LIABILITIES (-0.9%)
  Payable For:
    Dividends Declared                           (643)
    Investment Advisory Fees                     (110)
    Administrative Fees                           (54)
    Stockholder Reporting Expenses                (40)
    Directors' Fees and Expenses                  (38)
    Custodian Fees                                (29)
    Professional Fees                             (21)
  Other Liabilities                               (61)               (996)
=========================================================================
NET ASSETS (100%)
  Applicable to 10,784,609 issued and
    outstanding $0.01 par value shares
    (100,000,000 shares authorized)                           $   113,012
=========================================================================
NET ASSET VALUE PER SHARE                                     $     10.48
=========================================================================
AT JUNE 30, 2002, NET ASSETS CONSISTED OF:
  Common Stock                                                $       108
  Paid-in Capital                                                 147,229
  Undistributed Net Investment Income (Loss)                        2,580
  Accumulated Net Realized Gain (Loss)                            (25,944)
  Unrealized Appreciation (Depreciation) on
    Investments and Foreign Currency
    Translations                                                  (10,961)
=========================================================================
TOTAL NET ASSETS                                                  113,012
=========================================================================

(a) -- Non-income producing
(b) -- Securities valued at fair value - see note A-1 to financial statements. At June 30, 2002, the Fund held fair-valued securities representing less than 0.01% of net assets.
(c) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@   -- Value is less than $500.
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt
BRL -- Brazilian Real
MXN -- Mexican Peso

                    SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
                         CLASSIFICATION -- JUNE 30, 2002

                                                              PERCENT
                                                VALUE          OF NET
INDUSTRY                                        (000)          ASSETS
---------------------------------------------------------------------
Aerospace & Defense                         $   1,826            1.6%
Banks                                          13,292           11.8
Beverages                                      16,369           14.5
Construction Materials                          4,868            4.3
Diversified Telecommunication Services         23,004           20.3
Electric Utilities                              3,361            3.0
Energy Equipment & Services                     1,117            1.0
Media                                           3,812            3.4
Metals & Mining                                 8,703            7.7
Multiline Retail                                6,672            5.9
Oil & Gas                                      11,418           10.1
Paper & Forest Products                         2,959            2.6
Transportation Infrastructure                   1,135            1.0
Wireless Telecommunication Services             7,216            6.4
Other                                           7,186            6.3
--------------------------------------------------------------------
                                            $ 112,938           99.9%
====================================================================

    The accompanying notes are an integral part of the financial statements.

                                         THE LATIN AMERICAN DISCOVERY FUND, INC.

                                         FINANCIAL STATEMENTS

                                                                                     SIX MONTHS ENDED
                                                                                        JUNE 30, 2002
                                                                                          (UNAUDITED)
STATEMENT OF OPERATIONS                                                                         (000)
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (net of $11 foreign taxes withheld)                                            $    2,671
  Interest                                                                                         38
=====================================================================================================
    TOTAL INCOME                                                                                2,709
=====================================================================================================
EXPENSES
  Investment Advisory Fees                                                                        756
  Administrative Fees                                                                              96
  Professional Fees                                                                                49
  Country Tax Expense                                                                              46
  Stockholder Reporting Expenses                                                                   40
  Custodian Fees                                                                                   27
  Transfer Agent Fees                                                                              13
  Other Expenses                                                                                   25
=====================================================================================================
    TOTAL EXPENSES                                                                              1,052
=====================================================================================================
      NET INVESTMENT INCOME (LOSS)                                                              1,657
=====================================================================================================
NET REALIZED GAIN (LOSS) ON:
  Investments                                                                                  (7,264)
  Foreign Currency Transactions                                                                (1,223)
=====================================================================================================
    NET REALIZED GAIN (LOSS)                                                                   (8,487)
=====================================================================================================
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                                                  (9,080)
  Foreign Currency Translations                                                                 1,054
=====================================================================================================
    CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                           (8,026)
=====================================================================================================
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  APPRECIATION (DEPRECIATION)                                                                 (16,513)
=====================================================================================================
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                          $  (14,856)
=====================================================================================================

                                                              SIX MONTHS ENDED
                                                                 JUNE 30, 2002             YEAR ENDED
                                                                   (UNAUDITED)      DECEMBER 31, 2001
STATEMENT OF CHANGES IN NET ASSETS                                       (000)                  (000)
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)                                       $   1,657             $    3,371
  Net Realized Gain (Loss)                                              (8,487)                (2,660)
  Change in Unrealized Appreciation (Depreciation)                      (8,026)                (1,587)
=====================================================================================================
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    (14,856)                  (876)
=====================================================================================================
Distributions from and/or in excess of:
  Net Investment Income                                                   (643)                (1,140)
=====================================================================================================
Capital Share Transactions:
  Repurchase of Shares (68,796 shares and 302,120 shares,
    respectively)                                                         (681)                (3,075)
=====================================================================================================
  TOTAL INCREASE (DECREASE)                                            (16,180)                (5,091)
=====================================================================================================
Net Assets:
  Beginning of Period                                                  129,192                134,283
-----------------------------------------------------------------------------------------------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $2,580 AND $1,566, RESPECTIVELY)                $ 113,012             $  129,192
=====================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                   THE LATIN AMERICAN DISCOVERY FUND, INC.

                                   FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS

                                             SIX MONTHS
                                                ENDED                           YEAR ENDED DECEMBER 31,
                                            JUNE 30, 2002    ---------------------------------------------------------------
                                             (UNAUDITED)          2001         2000         1999         1998         1997
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $     11.90     $   12.04    $   14.11    $    8.19    $   20.34    $   14.77
----------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                        0.15          0.32         0.04         0.13         0.15        (0.01)
Net Realized and Unrealized Gain (Loss)
  on Investments                                   (1.52)        (0.41)       (2.16)        5.83        (5.62)        6.28
----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations               (1.37)        (0.09)       (2.12)        5.96        (5.47)        6.27
----------------------------------------------------------------------------------------------------------------------------
Distributions from and/or in excess of:
  Net Investment Income                            (0.06)        (0.11)       (0.10)       (0.09)       (0.08)          --
  Net Realized Gain                                   --            --           --           --        (6.67)       (0.70)
----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                            (0.06)        (0.11)       (0.10)       (0.09)       (6.75)       (0.70)
----------------------------------------------------------------------------------------------------------------------------
Anti--Dilutive Effect of Shares Repurchased         0.01          0.06         0.15         0.05         0.07           --
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $     10.48     $   11.90    $   12.04    $   14.11    $    8.19    $   20.34
============================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD        $      8.62     $    9.70    $    9.50    $   10.69    $    6.19    $   17.94
============================================================================================================================
TOTAL INVESTMENT RETURN:
  Market Value                                    (10.53)%+       3.23%      (10.33)%      74.23%      (43.06)%      49.08%
  Net Asset Value (1)                             (11.33)%+      (0.08)%     (13.86)%      73.78%      (33.53)%      43.06%
============================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)        $   113,012     $ 129,192    $ 134,283    $ 165,901    $  99,918    $ 236,260
----------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets             1.60%*        1.75%        1.63%        1.68%        1.93%        1.82%
Ratio of Net Investment Income (Loss) to
  Average Net Assets                                2.53%*        2.59%        0.26%        1.24%        1.36%       (0.07)%
Portfolio Turnover Rate                               26%+          32%          46%          77%         178%         259%
----------------------------------------------------------------------------------------------------------------------------

 +  Not annualized
 *  Annualized
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

    The accompanying notes are an integral part of the financial statements.

                                         THE LATIN AMERICAN DISCOVERY FUND, INC.

                                         JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS

    The Latin American Discovery Fund, Inc. (the "Fund") was incorporated on November 12, 1991 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities, for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale, if any), and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/ or retention of the collateral or proceeds may be subject to legal proceedings.

    The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income - at the prevailing rates of exchange on the dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change

                                         THE LATIN AMERICAN DISCOVERY FUND, INC.

                                         JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

    in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objective. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counter-parties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. PURCHASED OPTIONS: The Fund may purchase call and put options on listed securities or securities traded over the counter. The Fund may purchase call options on securities to protect against an increase in the price of the underlying security. The Fund may purchase put options on securities to protect against a decline in the value of the underlying security. Possible losses from purchased options cannot exceed the total amount invested. Realized gains or losses on purchased options are included with net gain
    (loss) on investment securities sold in the financial statements.

7. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

8. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the
    Fund:

    INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

    TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but

                                         THE LATIN AMERICAN DISCOVERY FUND, INC.

                                         JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

    prior to termination, are recorded as realized gains or losses in the Statement of Operations.

    Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

    Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

9. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in structured securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

10. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the six months ended June 30, 2002, the Fund's investments in the derivative instruments described above included foreign currency exchange contracts only.

11. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes. Distributions to stockholders are recorded on the ex-dividend date.

    The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

    Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

    Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

    Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. ADVISER: Morgan Stanley Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at the annual rate of 1.15% of the Fund's average weekly net assets.

C. ADMINISTRATORS: JPMorgan Chase Bank, through its corporate affiliate J.P. Morgan Investor Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.08% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged for certain out-of-pocket expenses incurred by the Administrator on its behalf.

Bice Chileconsult Agente de Valores S.A. (the "Chilean Administrator") provides administrative services to the Fund under the terms

                                         THE LATIN AMERICAN DISCOVERY FUND, INC.

                                         JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

of a separate Administration Agreement and is paid an annual fee, computed weekly and payable monthly, equal to the greater of 0.25% of the Fund's average weekly net assets invested in Chile or $20,000. Cititrust S.A. (the "Colombian Administrator") provides administrative services to the Fund and is paid a fee computed weekly and payable monthly at an annual rate of 0.25% of the Fund's average weekly net assets invested in Colombia.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. OTHER: During the six months ended June 30, 2002, the Fund made purchases and sales totaling approximately $32,715,000 and $33,200,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At June 30, 2002, the U.S. Federal income tax cost basis of investments (excluding foreign currency if applicable) was $123,683,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $10,916,000 of which $8,116,000 related to appreciated securities and $19,032,000 related to depreciated securities. At December 31, 2001, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $12,264,000 available to offset future capital gains of which $6,074,000 will expire on December 31, 2006, $2,665,000 will expire on December 31, 2007, and $3,525,000 will expire on December 31, 2009. To the extent that capital gains are offset, such gains will not be distributed to the stockholders. Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2001, the Fund deferred to January 1, 2002, for U.S. Federal income tax purposes, post-October currency losses of $64,000 and post-October capital losses of $2,344,000.

A significant portion of the Fund's net assets consist of securities denominated in Latin American currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Latin American securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Latin American securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At June 30, 2002, the deferred fees payable under the Plan, totaled $38,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

For the six months ended June 30, 2002, the Fund incurred $2,000 of brokerage commissions with Morgan Stanley & Co., an affiliate of the Adviser.

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares traded from their net asset value. During the six months ended June 30, 2002, the Fund repurchased 68,796 of its shares at an average discount of 18.14% from net asset value per share. Since the inception of the program, the Fund has repurchased 1,951,516 of its shares at an average discount of 19.49% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

On June 7, 2002 the Officers of the Fund, pursuant to authority granted by the Board of Directors declared a distribution of $0.0596 per share, derived from net investment income, payable on July 9, 2002, to stockholders of record on June 28, 2002.

F.  SUPPLEMENTAL PROXY INFORMATION:

The Annual Meeting of the Stockholders of the Fund was held on June 6, 2002. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:
---------

1. To elect the following Directors:

                                     VOTES IN         VOTES
                                     FAVOR OF         AGAINST
----------------------------------------------------------------
Ronald E. Robison                    9,279,816        102,274
Joseph J. Kearns                     9,279,816        102,274
Michael Nugent                       9,279,816        102,274
Fergus Reid                          9,279,816        102,274

                                         THE LATIN AMERICAN DISCOVERY FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

The Latin American Discovery Fund, Inc.
American Stock Transfer & Trust Company
Dividend Reinvestment and Cash Purchase Plan
59 Maiden Lane
New York, NY 10030
1-800-278-4353

14